THORNBURG
VALUE FUND
AND
THORNBURG
GLOBAL VALUE FUND

<logo>

Fund Profile
June ___, 1998

This Profile summarizes key information about the Thornburg Value Fund and Thornburg Global Value Fund that is included in the Funds' prospectus. The Funds' prospectus includes additional information about the Funds, including a more detailed description of the risks associated with investing in the Funds that you may want to consider before you invest.
You may obtain the prospectus and other information about the Funds at no cost by calling 800-847-0200.

1.   Investment Goal

Each of the Funds is an equity mutual fund seeking long-term capital appreciation. As a secondary consideration, each Fund also seeks some current income.

2.   Principal Investment Strategies of the Funds

Thornburg Value Fund seeks its primary objective of capital appreciation by investing mainly in domestic equity securities selected on a value basis using traditional and additional fundamental research and valuation methods. Thornburg Global Value Fund has the same primary objective and uses a similar strategy, but invests throughout the world and normally will invest more than one-half of its assets outside the United States. As a secondary investment consideration, each of the Funds seeks to realize some current income through the purchase of some preferred stocks and domestic and foreign debt securities. Each of the Funds expects a portfolio yield, before Fund expenses, which is higher than the dividend yield on the Standard & Poor's Composite Index of 500 Stocks.

Although each Fund's principal focus is traditional value stocks, each Fund's portfolio may include stocks and other securities which, in the investment adviser's opinion provide value in a broader or different context. Other contexts could include growing companies with consistent results when they are selling below historic norms, and companies whose growth in products and services reflect social, economic and technological trends but which are currently out of favor. Each Fund also may invest in special situations which, in the investment adviser's opinion, are priced attractively.

Value, for purposes of each Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by TMC in identifying undervalued securities for inclusion in a Fund are:

     * price/earnings ratios                * undervalued assets
     * price/sales ration                   * price to book value
     * relative earnings growth potential   * price/cash flow
     * industry leadership                  * dividend yield
     * dividend growth potential            * dividend history
     * franchise value                      * security and consistency
                                              of revenue stream

Each Fund may invest in the stock of issuers of any size, including stocks of small, unseasoned issuers.

Additional information about the Value Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. Additionally, in the Value Fund's prospectus you will find a discussion of the market conditions and investment strategies that significantly affected Value Fund's performance during its last fiscal year. You may obtain Value Fund's most recent annual and semi-annual reports and prospectus at no cost by calling 800-847-0200. This information and discussion is not available currently for Global Value Fund, which commenced investment operations on May 26, 1998.

3.   Principal Risks

The value of each Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends and specific corporate developments. The value of each Fund's investments also could be reduced by defaults in debt securities owned by the Fund, unsuccessful investment strategies, or risks affecting foreign securities. Each of the Funds, and in particular the Global Value Fund, may be subject to the additional risks of foreign investments, including changes in currency exchange rates which may adversely affect the Funds' investments, political instability, confiscation, inability to sell foreign investments, and reduced legal protections for investments. The loss of money is a risk of investing in each Fund, and when you sell your shares they may be worth more or less than what you paid for them. An investment in either of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Prospective investors should consider how the Funds' investment returns may increase or decrease each year, and either Fund's share value may go down in some periods. The following bar chart shows how Value Fund's annual total returns for Class A shares have been different in each full calendar year since it began operations. The accompanying average annual total return figures compare the performance of Class A and Class C shares to the Standard & Poor's Composite Index of 500 Stocks. This information gives some indication of the risks of investing in Value Fund by showing changes in performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with a broad measure of market performance. No information is given for Global Value Fund, which commenced operations May 26, 1998. Sales charges for Class A shares are not reflected in the returns shown in the bar chart, and the returns would be less if the sales charges were taken into account. The figures shown in the average annual total return table do reflect maximum sales charges imposed, assuming a redemption at the end of the period shown. Value Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

          Value Fund Annual Total Returns - Class A Shares
<presented as a bar graph in the profile>
          40%
                   37.82%      33.70%
          30%

          20%
                         [bars]
          10%

		 0%

         -10%
                   1996      1997

     The year-to-date return for the quarter ending March 31, 1998 was 17.38%. During the two-year period shown in the bar chart, the highest return for a quarter was 15.05%. (quarter ending 9/30/97)and lowest return for a quarter was -0.03% (quarter ending 3/31/97). The Value Fund commenced investment operations on October 1, 1995.

Value Fund Average Annual Total Return-Class A and Class C Shares

                                     One Year Ended      One Year Ended
                                   December 31, 1997   December 31, 1997
     Value Fund Class A                 27.72%              28.28%
     Value Fund Class C                 32.63%              29.95%
              S & P 500                 33.36%              _____%

No figures are available for Global Value Fund because it commenced operations on May 26, 1998.

4.   Fees and Expenses of the Funds

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

     Shareholders Fees (fees paid directly from your investment) Value Fund and Global Value Fund
                                                Class A   Class C
                                                -------   -------
     Maximum Sales Charges (Load) imposed on
     purchases (as a percentage of purchase
     price)                                       4.50%     None

     Maximum Deferred Sales Charge (Load)
     (as a percentage of the lesser of redemption
     proceeds or original purchase price)         1.00%*    1.00%**

     * Imposed only on redemption of purchases of $1 million or more or redemptions by certain employee benefit plans and charitable organizations, if redemption occurs within one year of purchase
    **  Imposed only on redemptions within one year of purchase

Annual Fund Operating Expenses (expenses are deducted from Fund assets)
------------------------------
     Value Fund                                   Class A   Class C
                                                  -------   -------
     Management Fee                                  .88%      .88%
     Distributions and Service (12b-1) Fees          .25%     1.00%
     Other Expenses                                  .40%      .50%
                                                    -----     -----
     Total Annual Fund Operating Expenses           1.53%     2.38%

Expenses reflect rounding. Expenses for Value Fund are restated to reflect current expenses. Long-term Class C shareholders may pay more than the economic equivalent of the maximum sales charge permitted by regulations of the National Association of Securities Dealers, Inc.

Example: This Example is intended to help you compare the cost of investing in Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $600    $910     $1,250    $2,190
     Class C Shares      $340    $740     $1,270    $2,720

You would pay the following expenses if you did not redeem your shares:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $600    $910     $1,250    $2,190
     Class C Shares      $240    $740     $1,270    $2,720

Annual Fund Operating Expenses (expenses are deducted from Fund assets)
------------------------------
     Global Value Fund                            Class A   Class C
                                                  -------   -------
     Management Fee                                  .88%      .88%
     Distributions and Service (12b-1) Fees          .25%     1.00%
     Other Expenses                                 1.12%     4.87%
                                                    -----     -----
     Total Annual Fund Operating Expenses           2.25%     6.75%

Expenses reflect rounding. Other expenses in the table are estimated for the current fiscal year, before expense reimbursements. Thornburg Management Company, Inc. (TMC) intends to reimburse a portion of the Fund's other expenses so that the Fund's actual other expenses are .50% for Class A and Class C shares, and so that actual total Fund operating expenses are 1.63% and 2.38% for Class A and Class C shares, respectively. TMC's reimbursement of expenses may be terminated at any time. Long-term Class C shareholders may pay more than the economic equivalent of the maximum sales charge permitted by regulations of the National Association of Securities Dealers, Inc.

Example: This Example is intended to help you compare the cost of investing in Global Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that TMC's reimbursement of other expenses continues as described in the footnote to the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $610    $940     $1,300    $2,300
     Class C Shares      $340    $740     $1,270    $2,720

You would pay the following expenses if you did not redeem your shares:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $610    $940     $1,300    $2,300
     Class C Shares      $240    $740     $1,270    $2,720

5.   Investment Adviser and Portfolio Managers

     The Funds' investment adviser is Thornburg Management Company, Inc.
(TMC). William Fries, a Managing Director of TMC, has been the portfolio manager of Value Fund and Global Value Fund since Value Fund commenced operations on October 1, 1995, and since Global Value Fund commenced operations in 1998. Before joining TMC in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of TMC.

6.   Purchase of Fund Shares

     Each Fund offers Class A and Class C shares.

Class A shares are sold subject to a sales charge deducted at the time you purchase your shares:

                                                         Dealer Concession
                                  Sales Charge          or Agency Commission
                      as a percentage   as a percentage    as a percentage
Purchase Amount       of Offering Price of Net Asset Value of Offering Price
---------------       ----------------- ------------------ -----------------
[S]                          [C]           [C]                 [C]
Less than $50,000            4.50%         4.71%               4.00%
$50,000 to 99,999.99         4.00%         4.17%               3.50%
$100,000 to 249,999.99       3.50%         3.63%               3.00%
$250,000 to 499,999.99       3.00%         3.09%               2.50%
$500,000 to 999,999.99       2.00%         2.04%               1.50%
$1,000,000 and over          0.00%         0.00%               <FN*>

* No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed, however, on any portion of such a purchase which is redeemed within one year.

Certain shareholders may buy shares at a reduced or no sales charge: shareholders who sign a letter of intent to purchase more than $50,000 over 13 months; shareholders who purchase shares within 24 months of redeeming Class A shares; customers of trust companies or trust departments or customers of fee for service financial advisors; shareholders investing through a dealer's wrap program; shareholders investing dividends of other Thornburg Funds; shareholders whose orders are placed through certain brokers maintaining omnibus accounts with the Funds under specified circumstances; also directors and employees of TMC or affiliated companies, of NASD member firms or of certain financial planning firms; employee benefit plans and charitable organizations; other purchases involving no sales expense, in the trustees' sole discretion.

Class C shares are sold at net asset value, but are subject to higher annual expenses and a 1% contingent deferred sales charge if redeemed within one year of purchase.

The minimum purchase to open an account is $5,000, but retirement accounts may be opened with $2,000 and automatic investment plans may be opened with $100. Minimum additional purchase for any account is $100. Purchases may be made by mail, through your financial advisor or by telephone.

7.   Redeeming Fund Shares

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (selling them back to your Fund either directly or through your financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form. If your purchase was subject to a contingent deferred sales charge within one year of purchase, this will be deducted. You may redeem Fund shares by mail, through your financial advisor or by telephone if you have previously signed up for the telephone redemption feature.

8.   Distributions

Each Fund distributes substantially all of its net income and realized capital gains to shareholders each year. Dividends are normally distributed each quarter and capital gains are distributed at the end of each calendar year. Distributions are reinvested automatically in additional shares unless you elect to receive distributions in cash. Your distributions are taxable whether you take them in cash or reinvest them. For federal income tax purposes, income and short-term capital gain distributions are taxed as ordinary income, and any long-term capital gain distributions are taxed as long-term capital gains. Redemption of Fund shares is a taxable event, and you will have a gain or loss on redemption to the extent the value of the shares differed from your adjusted tax basis in them.

9.   Other Fund Services

* Thornburg Funds telephone representatives are available Monday through Friday from 7:30 a.m. to 4:30 p.m. Mountain Time, at 1-800-847-0200.

* Thornburg Funds Audio Response System is available 24 hours a day, 7 days a week. Call 1-800-847-0200.

 * The Automatic Investment Plan lets you transfer as little as $100 from your bank account on a weekly, monthly or quarterly basis.

* You may exchange Class A shares of any other Thornburg Fund for Class A shares of Value Fund or Global Value Fund without paying any additional sales charge.

* You may automatically invest your dividends from Value Fund or Global Value Fund into any other Thornburg Fund.

Contact your financial advisor or the Fund for more information on these and other services available to you.


                               <LOGO>

You may use the following application to purchase shares of Value Fund or Global Value Fund. A copy of the prospectus for the Funds will be sent to you with your purchase confirmation. If you would like to review the Funds' prospectus before making a decision about investing in either of the Funds, please request the prospectus from your financial advisor or telephone the Thornburg Funds at 1-800-847-0200.

[insert application]

      <OUTSIDE BACK COVER>
<LOGO>
Thornburg Funds
Investing With Integrity

Thornburg Securities Corporation, Distributor
119 East Marcy Street, Santa Fe, New Mexico 87501
800-847-0200
www.thornburg.com e-mail: postmaster@thornburg.com